EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Amendment No. 5 to the Registration Statement on Form S-3 (No. 333-68834) of our report dated April 1, 2002 relating to the financial statements, which appears in E-LOAN, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

PricewaterhouseCoopers LLP

San Francisco, California
November 20, 2002


                                  EXHIBIT 23.1
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